Developing innovative therapeutics to address unmet needs Corporate Presentation / October 2022 www.revbiosciences.com

Forward-Looking Statements This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. These forward-looking statements are generally identified by the words "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions. We caution investors that forward-looking statements are based on management’s expectations and are only predictions or statements of current expectations and involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from those anticipated by the forward-looking statements. Revelation cautions investors not to place undue reliance on any such forward-looking statements, which speak only as of the date they were made. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the ability of Revelation to meet its financial and strategic goals, due to, among other things, competition; the ability of Revelation to grow and manage growth profitability and retain its key employees; the possibility that the Revelation may be adversely affected by other economic, business, and/or competitive factors; risks relating to the successful development of Revelation’s product candidates; the clinical utility of an increase in intranasal cytokine levels as a biomarker of viral infections; the risk that our preclinical studies will not demonstrate sufficient positive data to support commencement of clinical trials; the risk that we may not fully enroll our clinical studies or enrollment will take longer than expected; risks relating to the occurrence of adverse safety events and/or unexpected concerns that may arise from data or analysis from our clinical studies; changes in applicable laws or regulations; expected initiation of the clinical studies, the timing of clinical data; the outcome of the clinical data, including whether the results of such study is positive or whether it can be replicated; the outcome of data collected, including whether the results of such data and/or correlation can be replicated; the timing, costs, conduct and outcome of our other clinical studies; the anticipated treatment of future clinical data by the FDA, the EMA or other regulatory authorities, including whether such data will be sufficient for approval; the success of future development activities for REVTx-100, REVTx-200, REVTx-300, REVTx-99b, REVDx-501, or any other product candidates; potential indications for which product candidates may be developed; the potential impact that COVID 19 may have on Revelation’s suppliers, vendors, regulatory agencies, employees and the global economy as a whole; the ability of Revelation to maintain the listing of its securities on NASDAQ; the expected duration over which Revelation’s balances will fund its operations; the ability of Revelation to obtain further financing and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by Revelation.

Therapeutic Development Pipeline Revelation is developing therapeutics based on modulation of the innate immune response using PHAD Therapeutic Candidate Discovery Preclinical Phase 1 Phase 2 Next Milestone REVTx-100 Initiate Phase 1a/1b study REVTx-200 Readout from PEITHO nonclinical study REVTx-300 Readout from GROUCHO nonclinical study REVTx-99b Initiate non-clinical study Chronic kidney disease Adjunct to IM vaccine Food allergies Prevention of post surgical infection

Cytokine induction PHAD is a Well-Defined TLR4 Agonist with Multiple Potential Applications Revelation has developed propriety formulations and methods of use to deliver phosphorylated hexaacyl disaccharide (PHAD®) to the local intranasal cavity or systemically to treat various diseases PHAD REVTx-100 REVTx-200 REVTx-300 REVTx-99b REVDx-501 Treatment of chronic inflammatory disease such as CKD and NASH (REVTx-300) PHAD Modulation of Immune Response Prevention and treatment of hospital acquired infection via trained immunity (REVTx-100) PHAD Recruit immune cells to the mucosa to augment the local and systemic adaptive immune response (REVTx-200) Treatment of food allergies and allergic rhinitis (REVTx-99b)

REVTx-100 For the Prevention of Hospital Associated Infection

- REVTx-100
- REVTx-200
- REVTx-300
- REVTx-99b
- REVDx-501

REVTx-100 Program Highlights

Scientific Rationale



IV Administration of REVTx100

- Stimulation of the TLR-4 TRIF pathway with REVTx-100:
  - ➢ Augments immune cell recruitment, which increases pathogen clearance
  - ➢ Downregulates the pro-inflammatory response allowing healing to take place
- Multiple preclinical studies performed demonstrating consistent reduction or prevention of post-surgical infection (both gram-neg and gram-pos)

Intellectual Property

- US 11,389,654 (Licensed from Vanderbilt University)
- Additional related applications anticipated

Market

- Large Market potential: Approximately 3% of hospital patients suffer at least one hospital associated infection (HAI) (~687,000 HAI annual cases in acute care settings resulting in ~72,000 deaths)[1]

Next Step

- Initiate Ph1a/Ph1b study - Planning in progress

REVELATION BIOSCIENCES

1. 2015 HAI and Antibiotic Use Prevalence Survey, CDC.gov

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- REVTx-100
- REVTx-200
- REVTx-300
- REVTx-99b
- REVDx-501

Pretreatment with PHADs Impart Protection from Gram Negative Bacterial Infection



Total Neutrophils
Neutrophils
6×10⁷
4×10⁷
2×10⁷
0
* * *+ *+
Vehicle
MPLA
PHAD
3D PHAD
3D 6-Acyl PHAD
Total Monocytes
Monocytes
1.5×10⁷
1×10⁷
5×10⁶
0
* * * *
Vehicle
MPLA
PHAD
3D PHAD
3D 6-Acyl PHAD



P. aeruginosa Clearance
P. aeruginosa CFU/ml
10⁸
10⁷
10⁶
10⁵
10⁴
10³
10²
* * * *
Vehicle
MPLA
PHAD
3D PHAD
3D 6-Acyl PHAD

Pre-treatment with MPLA or PHAD(s) demonstrated TLR4-mediated increased leukocyte recruitment and reduced pro-inflammatory cytokines (IL-6, TNF-α) in peritoneal cavity

Pre-treatment with MPLA and PHAD(s) demonstrated TLR4-mediated pathogen clearance:

Study Design: Mice were pre-treated (24 and 48 hours) with vehicle, MPLA (20ug), or PHADs (20ug) prior to infection with P. aeruginosa. All given IP. Cell counts assessed from peritoneal lavage 6 hours post infection

REVELATION BIOSCIENCES

Hernandez, et. al. Phosphorylated Hexa-Acyl Disaccharides Augment Host Resistance Against Common Nosocomial Pathogens. DOI: 10.1097/CCM.0000000000003967

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- REVTx-100
- REVTx-200
- REVTx-300
- REVTx-99b
- REVDx-501

PHADs Impart Protection from Gram Positive Bacterial Infection

S. aureus Clearance



Lung
Spleen
Kidney
CFU/g
Vehicle
MPLA
PHAD
3D PHAD
3D 6-Acyl PHAD
*

Pre-treatment with MPLA and PHAD(s) demonstrated improved pathogen clearance 3 days post infection

Survival after Intravenous *S. aureus*



Percent Survival
Days Post Infection
Vehicle
* MPLA
* PHAD
* 3D PHAD
* 3D 6-Acyl PHAD

Pre-treatment with MPLA and PHAD(s) demonstrated improved survival

Study Design: Mice were pre-treated (24 and 48 hours) with vehicle, MPLA (1 mg/kg), or PHADs (1 mg/kg) prior to infection with S. aureus. All given IV. Bacterial counts assessed 3 days post infection

REVELATION BIOSCIENCES

Hernandez, et. al. Phosphorylated Hexa-Acyl Disaccharides Augment Host Resistance Against Common Nosocomial Pathogens. DOI: 10.1097/CCM.0000

8

REVTx-200 Intranasal Adjunct for Improved Intramuscular (IM) Vaccination

- REVTx-100
- **REVTx-200**
- REVTx-300
- REVTx-99b
- REVDx-501

REVTx-200 Program Highlights

Scientific Rationale

Traditional IM Immunization Alone:

- Increased systemic antibodies (IgG)
  - Systemic protection
- Weak mucosal antibodies (IgA)
  - Poor mucosal protection
  - Transmission still active
- Clinical biomarker data supports proposed mechanism of action



IM Immunization + REVTx-200:

- Increased systemic antibodies (IgG)
  - Systemic protection
- Improved mucosal antibodies (IgA + IgM)
  - Robust mucosal protection
  - Transmission blunted/blocked

Potential Market[1]



Vaccine Adjuvant Market Growth
Market Size (in millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2014
2016
2018
2020
2022
2024
2026
2028
Year

Next Steps

- Nonclinical POC (PEITHO) study in progress (Data Q4 2022)
- Develop potential adjuvant platform to enable multiple vaccine alliance opportunities for 2023

1. Sources: Markets and Markets, Research and Markets

10

Phase 1 and Phase 2 Clinical Data* Supports Mechanism of Action MCP-1 and IFN-𝜸 tracked with IP-10 50 µg N: 11 Rate: 27% P: 0.05 Placebo N: 24 Rate: 4% IL-7 PHAD resulted in a higher percentage of subjects with clinically meaningful seroconversion following intranasal viral challenge MCP-1 and IFN-𝜸 were also observed and tracked well with IP-10 (a known TRIF dependent cytokine 𝜸 - - *Clinical studies were conducted with REVTx-99a which contained PHAD as active ingredient and was being developed as a intranasal prevention for respiratory viral infection Phase 1 Biomarker Data Phase 2 Virus Challenge Data IL-7 trended in the right direction IL-7 is responsible for B and T cell development % Seroconversion REVTx-100 REVTx-200 REVTx-300 REVTx-99b REVDx-501

REVTx-300 For the treatment of chronic kidney diseases

- REVTx-100
- REVTx-200
- REVTx-300
- REVTx-99b
- REVDx-501

REVTx-300 Program Highlights

Scientific Rationale

- Chronic organ disease (such as chronic kidney disease (CKD), non-alcoholic steatohepatitis (NASH), and myocarditis) are propagated by inflammation, followed by fibrosis, and ultimately loss of organ function
- Stimulation of TLR4 via the TRIF pathway with PHAD downregulates the inflammatory response, which reduces the generation of reactive oxidative species (ROS), reducing tissue damage and halting tissue fibrotic processes



TLR Stimulation
(DAMPS, PAMPS, LPS, etc.)
TNF-a
IL-12
IL-18
Cellular recruitment
NK Cells
ROS
nephron
Tissue damage
Inflammation
Release of DAMPS
+ PHAD
TLR Stimulation
(REVTx-300, PHADs)
TRIF-Biased Cytokine Production
• Increased IP-10
• Reduced TNF-a
TNF-a
IL-12
IL-18
Cellular recruitment
NK Cells
ROS
nephron
Cellular Regulation
Damaged tissue allowed to heal

Market

- According to CDC more than 1 in 7, or 15% of US adults are estimated to have CKD
- CDC estimates 37 million adults in US have CKD with an annual estimated Medicare cost of $87 billion

Next Steps

- Nonclinical GROUCHO study examining effect of PHAD as a treatment for AKI and CKD in progress: UUO Model evaluating levels of inflammation and fibrosis
- Data expected Q4 2022

REVELATION BIOSCIENCES
Images generated via BioRender
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REVDx-501 Rapid Testing kit for Intranasal IP-10

- REVTx-100
- REVTx-200
- REVTx-300
- REVTx-99b
- **REVDx-501**

REVID™ : A Rapid Test Kit for Detection of Intranasal IP-10

- REVDx-501 (REVID™) is a diagnostic device in development for the detection of intranasal IP-10
- Intranasal IP-10 is an excellent biomarker for detecting an ***early active*** respiratory infection (e.g. SARS-CoV-2, influenza A and B, parainfluenza, etc.)[1]
- Easy to use and understand kit that can be deployed anywhere
  - Lateral flow "dipstick" format
  - No equipment required to read
  - Sample collected by simple swab of the lower portion of the nostril (nares)



Approximately
½ inch

- Inexpensive and easy to manufacture
- Rapid POC results: <15 minutes
  - Enables rapid triage of individuals negative for intranasal IP-10 (no infection)
  - Allows for repeated or daily testing
- Kit design minimizes assignment of false negative:
  - Results correlate well with PCR for COVID-19 (100% positive agreement for replicating virus[2])

REVELATION BIOSCIENCES

1. *Cheemarla, N., et. al. 2021* https://doi.org/10.1084/jem.20210583
2. *With conventional and negative strand PCR testing performed in parallel*

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Financial Overview

Beneficial holders Percent George Tidmarsh, M.D., Ph.D. (chairman) 8.9% All other management 6.7% Total management 15.6% 5% or Greater George Tidmarsh, M.D., Ph.D. (chairman) 8.9% AXA IM Prime Impact Fund 8.3% Cap Table Shares Common Stock 23,525,788 Public Warrants (REVBW) 10,511,597 Warrants1 12,031,444 Roll-over RSU’s 267,329 Options granted2 352,313 Equity Pool (available for grant) 942,108 Fully Diluted 47,630,579 Financial Overview Includes (i) 8,333,334 Private Warrants w/exercise of $0.60, (ii) 165,976 Roll-over Warrants w/exercise of $2.68, (iii) 2,586,667 Common Stock Warrants w/exercise of $3.29, (iv) 362,134 Placement Agent Warrants w/exercise of $3.29, and 583,333 Placement Agent Warrants w/exercise of $0.75. Includes 156,492 options granted on 2/25/2022 w/exercise of $1.40 and 195,821 options granted on 7/29/2022 w/exercise of $0.563

For more information please visit www.revbiosciences.com Thank you!